Exhibit 10.71

EXHIBIT C-2

FORM OF COMPANY RESOLUTIONS APPROVING REGISTRATION STATEMENT

UNANIMOUS WRITTEN CONSENT OF
GLOBAL MED TECHNOLOGIES, INC.

     Pursuant to Section ______ of the _________, the undersigned, being all of the directors of GLOBAL MED TECHNOLOGIES, INC., a Colorado corporation (the “Corporation”) do hereby consent to and adopt the following resolutions as the action of the Board of Directors for and on behalf of the Corporation and hereby direct that this Consent be filed with the minutes of the proceedings of the Board of Directors.

     WHEREAS, there has been presented to the Board of Directors of the Corporation a Common Stock Purchase Agreement (the “Purchase Agreement”) by and among the Corporation and Fusion Capital Fund II, LLC (“Fusion”), providing for the purchase by Fusion of up to Eight Million Dollars ($8,000,000) of the Corporation’s common stock, par value $0.01 (the “Common Stock”); and

     WHEREAS, after careful consideration of the Purchase Agreement, the documents incident thereto and other factors deemed relevant by the Board of Directors, the Board of Directors has approved the Purchase Agreement and the transactions contemplated thereby and the Company has executed and delivered the Purchase Agreement to Fusion; and

     WHEREAS, in connection with the transactions contemplated pursuant to the Purchase Agreement, the Company has agreed to file a registration statement with the Securities and Exchange Commission (the “Commission”) registering the Commitment Shares (as defined in the Purchase Agreement) and the Purchase Shares (as herein defined in the Purchase Agreement) and to list the Commitment Shares and Purchase Shares on [APPLICABLE EXCHANGE];

     WHEREAS, the management of the Corporation has prepared an initial draft of a Registration Statement on Form ___ (the “Registration Statement”) in order to register the sale of the Purchase Shares, Signing Shares and the Commitment Shares (collectively, the “Shares”); and

     WHEREAS, the Board of Directors has determined to approve the Registration Statement and to authorize the appropriate officers of the Corporation to take all such actions as they may deem appropriate to effect the offering.

     NOW, THEREFORE, BE IT RESOLVED, that the officers and directors of the Corporation be, and each of them hereby is, authorized and directed, with the assistance of counsel and accountants for the Corporation, to prepare, execute and file with the Commission the Registration Statement, which Registration Statement shall be filed substantially in the form presented to the Board of Directors, with such changes therein as the Chief Executive Officer of the Corporation or any Vice President of the Corporation shall deem desirable and in the best interest of the Corporation and its shareholders (such officer’s execution thereof including such changes shall be deemed to evidence conclusively such determination); and

     FURTHER RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized and directed, with the assistance of counsel and accountants for the Corporation, to prepare, execute and file with the Commission all amendments, including post-effective amendments, and supplements to the Registration Statement, and all certificates, exhibits, schedules, documents and other instruments relating to the Registration Statement, as such officers shall deem necessary or appropriate (such officer’s execution and filing thereof shall be deemed to evidence conclusively such determination); and

     FURTHER RESOLVED, that the execution of the Registration Statement and of any amendments and supplements thereto by the officers and directors of the Corporation be, and the same hereby is, specifically authorized either personally or by the Authorized Officers as such officer’s or director’s true and lawful attorneys-in-fact and agents; and

     FURTHER RESOLVED, that the Authorized Officers are hereby designated as “Agent for Service” of the Corporation in connection with the Registration Statement and the filing thereof with the Commission, and the Authorized Officers hereby are authorized to receive communications and notices from the Commission with respect to the Registration Statement; and

     FURTHER RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized and directed to pay all fees, costs and expenses that may be incurred by the Corporation in connection with the Registration Statement; and

     FURTHER RESOLVED, that it is desirable and in the best interest of the Corporation that the Shares be qualified or registered for sale in various states; that the officers of the Corporation be, and each of them hereby is, authorized to determine the states in which appropriate action shall be taken to qualify or register for sale all or such part of the Shares as they may deem advisable; that said officers be, and each of them hereby is, authorized to perform on behalf of the Corporation any and all such acts as they may deem necessary or advisable in order to comply with the applicable laws of any such states, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents, appointments of attorneys for service of process and resolutions; and the execution by such officers of any such paper or document or the doing by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from the Corporation and the approval and ratification by the Corporation of the papers and documents so executed and the actions so taken; and

     FURTHER RESOLVED, that if, in any state where the securities to be registered or qualified for sale to the public, or where the Corporation is to be registered in connection with the public offering of the Shares, a prescribed form of resolution or resolutions is required to be adopted by the Board of Directors, each such resolution shall be deemed to have been and hereby is adopted, and the Secretary is hereby authorized to certify the adoption of all such resolutions as though such resolutions were now presented to and adopted by the Board of Directors; and

     FURTHER RESOLVED, that the officers of the Corporation with the assistance of counsel be, and each of them hereby is, authorized and directed to take all necessary steps and do all other things necessary and appropriate to effect the listing of the Shares on the [Applicable Exchange].

Approval of Actions

     FURTHER RESOLVED, that, without limiting the foregoing, the Authorized Officers are, and each of them hereby is, authorized and directed to proceed on behalf of the Corporation and to take all such steps as are deemed necessary or appropriate, with the advice and assistance of counsel, to cause the Corporation to take all such action referred to herein and to perform its obligations incident to the registration, listing and sale of the Shares; and

     FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed on behalf of and in the name of the Corporation, to take or cause to be taken all such further actions and to execute and deliver or cause to be executed and delivered all such further agreements, amendments, documents, certificates, reports, schedules, applications, notices, letters and undertakings and to incur and pay all such fees and expenses as in their judgment shall be necessary, proper or desirable to carry into effect the purpose and intent of any and all of the foregoing resolutions, and that all actions heretofore taken by any officer or director of the Corporation in connection with the transactions contemplated by the agreements described herein are hereby approved, ratified and confirmed in all respects.

IN WITNESS WHEREOF, the Board of Directors has executed and delivered this Consent effective as of __________, 2004.

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being all of the directors of GLOBAL MED TECHNOLOGIES, INC.